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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2001

                          Peoples Financial Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)


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
         Ohio                       0-28838                      34-1822228
---------------------------   -----------------------  ---------------------------------
  (State of Incorporation)     (Commission File No.)    (IRS Employer Identification No.)
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                   211 Lincoln Way East, Massillon Ohio 44646
                   ------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  330-832-7441.
                                                     -------------



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                                    FORM 8-K


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         On October 2, 2001, Peoples Financial Corporation ("Peoples Financial"), an Ohio corporation and holding company of Peoples Federal Savings and Loan Association of Massillon, a federal savings bank ("Peoples Federal"), and National Bancshares Corporation ("National Bancshares"), an Ohio corporation and holding company of First National Bank of Orrville ("First National"), entered into an Agreement and Plan of Merger (the "Agreement") which sets forth the terms and conditions under which Peoples Financial will merge with and into National Bancshares (the "Merger") and Peoples Federal will merge with and into First National.

         The Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each common share of Peoples Financial ("Peoples Financial Common Shares") outstanding immediately prior to the effective time of the Merger shall be cancelled and extinguished. Each of such shares (other than (i) shares as to which dissenters' rights have been asserted in accordance with Ohio law and (ii) any shares held by Peoples Financial (including treasury shares) or National Bancshares or any of their respective wholly-owned subsidiaries) shall, by virtue of the Merger, and without any further action by the holder thereof, be converted into and represent the right to receive cash in the amount of $12.50.

         Consummation of the Merger is subject to the approval of the shareholders of Peoples Financial and the receipt of all required regulatory approvals, as well as other customary conditions.

         The Agreement and the press release issued by Peoples Financial and National Bancshares on October 2, 2001, regarding the Merger are attached as exhibits to this report and




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are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement.

         Peoples Financial and National Bancshares will be filing relevant documents concerning the Merger with the Securities and Exchange Commission ("SEC"). WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov. In addition, documents filed with the SEC by Peoples Financial will be available free of charge from the Secretary of Peoples Financial at 211 Lincoln Way East, Massillon, Ohio 44646, telephone number 330-832-7441. Documents filed with the SEC by National Bancshares will be available free of charge from the Secretary of National Bancshares at 112 West Market Street, Orrville, Ohio 44667, telephone (330) 682-1010. INVESTORS SHOULD READ THE PROXY STATEMENT OF PEOPLES FINANCIAL CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

         Peoples Financial and National Bancshares and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the Merger. INFORMATION ABOUT THE PARTICIPANTS MAY BE OBTAINED FROM THE RESPECTIVE COMPANIES.

         This Form 8-K does not constitute an offer of any securities for sale.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:    October 2, 2001             PEOPLES FINANCIAL CORPORATION




                                     By:  /s/ Paul von Gunten
                                         --------------------------------
                                          Paul von Gunten
                                          President and Chief Executive Officer











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                                INDEX TO EXHIBITS
                                -----------------


       Exhibit Number                           Description
       --------------                           -----------

              2 Agreement and Plan of Merger, dated October 2, 2001, by and between National Bancshares Corporation and Peoples Financial Corporation

             99             News Release dated October 2, 2001